Exhibit 99.1
MoneyGram International Reports Shareholder Approval; Closes Recapitalization
and Related Transactions
Transactions include conversion of preferred shares and closing on new senior credit facility
DALLAS, May 18, 2011— MoneyGram International, Inc. (NYSE:MGI), a leading global payments company, today announced that all proposals submitted for a vote during the Special Meeting of MoneyGram International shareholders held earlier today received shareholder approvals. The proposals were related to the previously announced Recapitalization Agreement entered into by MoneyGram International, Inc., affiliates and co-investors of Thomas H. Lee Partners, L.P. and affiliates of Goldman, Sachs & Co. and related amendments to the Company’s charter documents reflecting proposed changes agreed in the Recapitalization Agreement. Following the shareholder vote, the Company today also completed the recapitalization transaction contemplated by the Recapitalization Agreement. Pursuant to the transaction, affiliates and co-investors of Thomas H. Lee Partners, L.P. and Goldman, Sachs & Co. converted the Company’s Series B and Series B-1 preferred shares into common stock or Series D preferred stock (a common stock equivalent) and received additional shares of common stock or Series D preferred stock and a cash payment, all as described in the Recapitalization Agreement and the Company’s proxy statement.
“We are extremely pleased with our shareholders’ strong support of the recapitalization,” said Pamela H. Patsley, MoneyGram chairman and chief executive officer. “The recapitalization transaction is a significant step in the turn-around of MoneyGram. The transaction simplifies our capital structure, aligns the interests of our shareholders and brings clarity in our efforts to create long-term shareholder value.”
In addition to the closing of the recapitalization, the Company also today closed on its new senior secured credit facility. The new $540 million senior secured credit facility consists of a $150 million, five-year revolving credit facility and a $390 million, six and a half-year term loan. The new term loan bears interest at LIBOR plus 3.25 percent (with a LIBOR floor of 1.25 percent) and materially extends the company’s senior debt maturities to 2017.

About MoneyGram International, Inc.
MoneyGram International, Inc. is a leading global payment services company. The Company’s major products and services include global money transfers, money orders and payment processing solutions for financial institutions and retail customers. MoneyGram is a New York Stock Exchange listed company with 233,000 global money transfer agent locations in 191 countries and territories. For more information, visit the Company’s website at www.moneygram.com.
Forward Looking Statements
The statements contained in this press release regarding MoneyGram International, Inc. that are not historical and factual information contained herein, particularly those statements pertaining to MoneyGram’s expectations, guidance or future operating results, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are only as of the date they are made, and unless legally required, MoneyGram undertakes no obligation to update or revise publicly any forward-looking statement. Words such as “estimates,” “expects,” “projects,” “plans” and other similar expressions or future or conditional verbs such as “will,” “should,” “could,” and “would” are intended to identify such forward-looking statements. These forward-looking statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. These forward-looking statements are also subject to changes in circumstances due to a number of factors, including, but not limited to the following: (a) our substantial debt service obligations and our covenant requirements which could impact our ability to obtain additional financing and to operate and grow our business; (b) sustained illiquidity of global financial markets which may adversely affect our liquidity and our agents’ liquidity, our access to credit and capital and our agents’ access to credit and capital and our earnings on our investment portfolio; (c) weak economic conditions generally and in geographic areas or industries that are important to our business which may cause a decline in our money transfer growth rate and transaction volume and/or revenue; (d) a material slow down or complete disruption of international migration patterns which could adversely affect our money transfer volume and growth rate; (e) a loss of material retail agent relationships or a reduction in transaction volume from them; (f) our ability to develop and implement successful pricing strategies for our services; (g) stockholder lawsuits and other litigation or government investigations of the Company or its agents which could result in material costs, settlements, fines or penalties; (h) our ability to maintain sufficient banking relationships; (i) our ability to attract and retain key employees; (j) our ability to maintain capital sufficient to pursue our growth strategy, fund key strategic initiatives and meet evolving regulatory requirements; (k) our ability to successfully and timely implement new or enhanced technology and infrastructure, delivery methods and product and service offerings and to invest in products, services and infrastructure; (l) our ability to adequately protect our brand and our other intellectual property rights and to avoid infringing on third-party intellectual property rights; (m) competition from large competitors, niche competitors or new competitors that may enter the markets in which we operate; (n) the impact of laws and regulatory requirements including the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations required to be developed thereunder, and other industry practices in the U.S. and abroad, including changes in laws, regulations or other industry practices and standards that may increase our costs of doing business, reduce the market for or value of our services or change our relationships with our customers, investors and other stakeholders; (o) our offering of money transfer services through agents in regions that are politically volatile or, in a limited number of cases, are subject to certain Office of Foreign Assets Control restrictions which could result in contravention of U.S. law or regulations by us or our agents which could subject us to fines and penalties and cause us reputational harm; (p) a breakdown, catastrophic event, security breach, privacy breach, improper operation or other event impacting our systems or processes or our vendors’, agents’ or financial institution customers’ systems or processes, which could result in financial loss, loss of customers, regulatory sanctions and damage to our brand and reputation; (q) our ability to scale our technology to match our business and transactional growth; (r) our ability to manage our credit exposure to retail agents and financial institution customers; (s) our ability to mitigate fraud risks from consumers, agents and other third parties; (t) our ability to successfully manage risks associated with running Company-owned retail locations and acquiring new businesses; (u) our ability to successfully manage risks associated with our international sales and operations including the potential for political, economic or other instability in countries that are important to our business; (v) our compliance with the internal control provisions of Section 404 of the Sarbanes-Oxley Act of 2002; (w) the outcome of positions we take with respect to federal, state, local and international taxation; (x) additional risk factors described in our other filings with the Securities and Exchange Commission from time to time.
SOURCE: MoneyGram International, Inc.
MoneyGram International, Inc.
Media:
Patty Sullivan, 214-999-7503
psullivan2@moneygram.com
Investors:
Alex Holmes, 214-999-7505
aholmes@moneygram.com